                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (date of earliest event reported):         June 9, 1998
                                                               ------------


                          HOMECOM COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-29204                   58-2153309
           ----------------------------------------------------------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or Organization         file Number)          (Identification No.)


3535 Piedmont Road, Atlanta, Georgia                               30305
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:               (404) 237-4646
                                                               -----------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On June 9, 1998, the Company sold substantially all of the assets of its HostAmerica Internet network outsourcing services division to Sage Acquisition Corp. ("Sage") for $4,500,000 (the "Sale"). The purchase price was established through arms' length negotiations between the Company and Sage. The foregoing description of the Sale is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, dated as of June 9, 1998 (the "Asset Purchase Agreement"), by and between the Company and Sage Acquisition Corp., a Delaware corporation. The Asset Purchase Agreement is incorporated herein by reference as Exhibit 10.44 to this Report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Information

                  The following unaudited pro forma balance sheet as of March 31, 1998 gives effect to the disposition of assets described above as if the transaction had occurred on that date. The following unaudited statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997 give effect to the disposition of assets as though it had occurred on December 31, 1996.

                  The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable in the circumstances. The unaudited pro forma financial information purports neither to represent what the Company's financial position or results of operations would have actually been if the disposition had occurred on March 31, 1998 or December 31, 1997 nor to project the Company's financial position or results of operations for any future date or period. The unaudited pro forma financial information should be read in conjunction with the Company's financial statements and notes thereto included in the Company's Annual Report on Form 10-K.

(c)      Exhibit list

Exhibit             Description
10.44               Asset Purchase Agreement by and between
                    the Company and Sage Networks Acquisition Corp.
                    dated as of June 10, 1998.

10.45               Escrow Agreement by and between the
                    Company and Sage Networks Acquisition Corp.
                    dated as of June 10, 1998.

10.46 Transitional Services Agreement by and between the Company and Sage Networks Acquisition Corp.
                    dated as of June 10, 1998.

10.47 Co-Location Agreement by and between the Company and Sage Networks, Inc. dated as of June 10, 1998

                          HOMECOM COMMUNICATIONS, INC.

                                 BALANCE SHEET
                                 March 31, 1998
                                  (unaudited)

                                                                                                       Pro forma        Pro forma,
                                                                                      Historical     adjustments(1)    as adjusted
                                                                                     -----------     --------------    -----------
                                                                ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                                        $ 2,221,000      $ 4,000,000      $ 6,221,000
    Accounts receivable, net of allowance for uncollectible accounts
        of $119,243 as of March 31, 1998                                                 582,040         (148,412)         433,628
                                                                                     -----------      -----------      -----------
        Total current assets                                                           2,803,040        3,841,588        6,654,628
FURNITURE, FIXTURES AND EQUIPMENT, NET                                                   728,046         (250,000)         478,046
SOFTWARE DEVELOPMENT COSTS, NET                                                           24,629                            24,629
DEPOSITS                                                                                  50,231                            50,231
DEFERRED DEBT ISSUE COSTS                                                                167,320                           167,320
OTHER NON-CURRENT ASSETS                                                                  91,245          250,000          341,245
                                                                                     -----------      -----------      -----------
        Total assets                                                                 $ 3,864,511      $ 3,851,588      $ 7,716,099
                                                                                     ===========      ===========      ===========

                                            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                                            $   584,917                       $   584,917
    Accrued salaries and payroll taxes payable                                           329,209                           329,209
    Unearned revenue                                                                     235,308      $  (250,000)         (14,692)
    Current portion of obligations under capital leases                                   63,104               --           63,104
                                                                                     -----------      -----------      -----------
        Total current liabilities                                                      1,212,538         (250,000)         962,538

CONVERTIBLE DEBENTURES, NET OF DISCOUNT OF $122,778
    AS OF MARCH 31, 1998                                                               1,000,000                         1,000,000
OTHER LIABILITIES                                                                         76,435                            76,435
OBLIGATIONS UNDER CAPITAL LEASES                                                          76,157               --           76,157
                                                                                     -----------      -----------      -----------
    Total liabilities                                                                  2,364,130         (250,000)       2,115,130

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Common stock, $.0001 par value, 15,000,000 shares authorized, 3,286,147
        shares issued and outstanding at March 31, 1998                                      329                               329
    Preferred stock, $100 par value, 1,000,000 shares authorized, 20,000 shares issued and outstanding at March 31, 1998; participating;
        $2,000,000 liquidation value                                                         200                               200
    Additional paid-in capital                                                         8,471,572                         8,471,572
    Subscriptions receivable                                                            (337,501)                         (337,501)
    Accumulated deficit                                                               (6,635,219)       4,101,588       (2,533,631)
                                                                                     -----------      -----------      -----------

        Total stockholders' equity                                                     1,499,381        4,101,588        5,600,969
                                                                                     -----------      -----------      -----------

        Total liabilities and stockholders' equity                                   $ 3,854,511      $ 3,851,588      $ 7,716,099
                                                                                     ===========      ===========      ===========

(1)      Pro forma adjustments to reflect the sale of the HostAmerica division.

                          HOMECOM COMMUNICATIONS, INC.
                            Statement of Operations
                       Three months ended March 31, 1998
                                  (unaudited)

                                                                          Pro forma      Pro forma,
                                                         Historical    adjustments (1)   as adjusted
                                                         -----------   ---------------   -----------
NET SALES:
     Service sales                                       $   762,746     $ (317,806)     $   444,940
     Equipment sales                                         119,681             --          119,681
                                                         -----------     ----------      -----------
          Total net sales                                    882,427       (317,806)         564,621
COST OF SALES:
     Cost of services                                        316,992       (115,421)         201,571
     Cost of equipment sold                                   82,562             --           82,562
                                                         -----------     ----------      -----------
          Total cost of sales                                399,554       (115,421)         284,133
                                                         -----------     ----------      -----------
GROSS PROFIT                                                 482,873       (202,385)         280,488
OPERATING EXPENSES:
     Sales and marketing                                     238,000        (18,050)         219,950
     Product development                                      53,460             --           53,460
     General and administrative                            1,013,596         (8,648)       1,004,948
     Depreciation and amortization                            78,393             --           78,393
                                                         -----------     ----------      -----------
          Total operating expenses                         1,383,449        (26,698)       1,356,751
                                                         -----------     ----------      -----------
OPERATING LOSS                                              (900,576)      (175,687)      (1,076,263)

OTHER EXPENSES (INCOME)
     Interest expense                                        266,029             --          266,029
     Other expense (income), net                             (38,151)            --          (38,151)
                                                         -----------     ----------      -----------
LOSS BEFORE INCOME TAXES                                  (1,128,454)      (175,687)      (1,304,141)

INCOME TAXES                                                      --             --               --
                                                         -----------     ----------      -----------
NET LOSS                                                  (1,128,454)      (175,687)     $(1,304,141)
                                                         -----------     ----------      -----------
PREFERRED STOCK DIVIDEND                                    (441,176)            --         (441,176)
                                                         -----------     ----------      -----------
LOSS APPLICABLE TO COMMON SHAREHOLDERS                   $(1,569,630)    $ (175,687)     $(1,745,317)
                                                         ===========     ==========      ===========
BASIC AND DILUTED LOSS PER SHARE                         $     (0.51)    $    (0.06)     $     (0.57)
                                                         ===========     ==========      ===========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING              3,079,382      3,079,383        3,079,382
                                                         ===========     ==========      ===========

(1) Pro forma adjustments to reflect the elimination of operations of the division sold.

                          HOMECOM COMMUNICATIONS, INC.
                            Statement of Operations
                          Year ended December 31, 1997
                                  (unaudited)

                                                                          Pro forma      Pro forma,
                                                         Historical    adjustments (1)   as adjusted
                                                         -----------   ---------------   -----------
NET SALES:
     Service sales                                       $ 2,792,306     $ (692,140)     $ 2,100,166
     Equipment sales                                          86,322             --           86,322
                                                         -----------     ----------      -----------
          Total net sales                                  2,878,628       (692,140)       2,186,488
COST OF SALES:
     Cost of services                                      1,645,646       (283,336)       1,362,310
     Cost of equipment sold                                   68,974             --           68,974
                                                         -----------     ----------      -----------
          Total cost of sales                              1,714,620       (283,336)       1,431,284
                                                         -----------     ----------      -----------
GROSS PROFIT                                               1,164,008       (408,804)         755,204
OPERATING EXPENSES:
     Sales and marketing                                   1,367,247       (436,814)         930,433
     Product development                                     435,810             --          435,810
     General and administrative                            3,553,473       (485,791)       3,067,682
     Depreciation and amortization                           238,537        (92,810)         145,727
                                                         -----------     ----------      -----------
          Total operating expenses                         5,595,067     (1,015,415)       4,579,652
                                                         -----------     ----------      -----------
OPERATING LOSS                                            (4,431,059)      (606,611)      (3,824,448)

OTHER EXPENSES (INCOME)
     Interest expense                                        543,420       (130,660)         412,760
     Other expense (income), net                             (93,298)       (23,755)         (69,543)
                                                         -----------     ----------      -----------
LOSS BEFORE INCOME TAXES                                  (4,881,181)      (713,516)      (4,167,665)

INCOME TAXES                                                      --             --               --
                                                         -----------     ----------      -----------
NET LOSS                                                 $(4,881,181)      (713,516)      (4,167,665)
                                                         ===========     ==========      ===========
BASIC AND DILUTED LOSS PER SHARE                         $     (1.88)    $     (.27)     $     (1.60)
                                                         ===========     ==========      ===========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING              2,602,515      2,602,515        2,602,515
                                                         ===========     ==========      ===========

(1) Pro forma adjustments to reflect the elimination of operations of the division sold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMECOM COMMUNICATIONS, INC.
                                        (Registrant)


Date:     June 25, 1998                 By: /s/ Harvey Sax
          -------------                     -------------------------
                                        Harvey Sax, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

                                 Exhibit Index

Exhibit             Description
10.44               Asset Purchase Agreement by and between
                    the Company and Sage Networks Acquisition Corp.
                    dated as of June 10, 1998.

10.45               Escrow Agreement by and between the
                    Company and Sage Networks Acquisition Corp.
                    dated as of June 10, 1998.

10.46 Transitional Services Agreement by and between the Company and Sage Networks Acquisition Corp.
                    dated as of June 10, 1998.

10.47 Co-Location Agreement by and between the Company and Sage Networks, Inc. dated as of June 10, 1998